Corporate Presentation | March 2019 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Clearside Biomedical, Inc.’s views as of the date of this presentation about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause Clearside’s actual results, performance, or achievements to differ significantly from those expressed or implied in any forward looking statement. Although Clearside believes that the expectations reflected in the forward looking statements are reasonable, Clearside cannot guarantee future events, results, performance, or achievements. Some of the key factors that could cause actual results to differ from Clearside’s expectations include its plans to develop and potentially commercialize its product candidates; Clearside’s planned clinical trials and preclinical studies for its product candidates; the timing of and Clearside’s ability to obtain and maintain regulatory approvals for its product candidates; the extent of clinical trials potentially required for Clearside’s product candidates; the clinical utility and market acceptance of Clearside’s product candidates; Clearside’s commercialization, marketing and manufacturing capabilities and strategy; Clearside’s intellectual property position; and Clearside’s ability to identify additional product candidates with significant commercial potential that are consistent with its commercial objectives. For further information regarding these risks, uncertainties and other factors you should read the “Risk Factors” section of Clearside’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 16, 2018, Clearside’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed with the SEC on November 8, 2018, and Clearside’s other Periodic Reports filed with the SEC. Clearside expressly disclaims any obligation to update or revise the information herein, including the forward-looking statements, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by Clearside relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of Clearside’s future performance and the future performance of the markets in which Clearside operates are necessarily subject to a high degree of uncertainty and risk.

Proprietary Suprachoroidal ”SCS” Treatment Approach XIPERE (triamcinolone acetonide ophthalmic suspension) for Suprachoroidal Injection is an investigational product under FDA review. Suprachoroidal Injection Platform Uveitic Macular Edema NDA Filed 10/19/19 PDUFA Date Globalization and Label Expansion Platform Expansion: DME and small molecules Platform Expansion: Gene Therapy

Privileged Organ Requiring Local Therapy Limitations of Current Therapy: Corticosteroids reach unintended tissues, causing cataracts and glaucoma Gene therapies require precise placement at diseased tissue Multi-kinase inhibitors and complement inhibitors require improved exposure to the choroid ~5 M patients in the U.S. with target indications treated by approx. 1,900 uveitis and retinal specialists Retinal Diseases Lens Anterior Chamber Posterior Chamber Retina Choroid Macula Treatment via intravitreal injection

# Exclusive and Proprietary Access to the Back of the Eye Through the Suprachoroidal Space ("SCS")

## Intravitreal & Periocular





- 0.05 mL bolus at injection site
- Drug diffuses to all areas of the eye including the anterior chamber and lens

- 0.5 mL–1 mL injected into periocular space
- Highly variable drug diffusion across the sclera into the eye

VS

## Suprachoroidal


CLEARSIDE

- Fluid flows instantaneously and posteriorly
- Consistent suprachoroidal injection procedure
- Fluid with drug is absorbed into the choroid, retinal pigment epithelium (RPE) and retina

5

CLEARSIDE BIOMEDICAL

Concentration (ng/g) Time, days XIPERE The anterior segment is relatively spared following suprachoroidal dosing when compared to intravitreal dosing Designed to Improve Ocular Distribution of Triamcinolone Acetonide (TA) Over 10X the amount of TA remaining in the choroid and RPE following suprachoroidal administration compared to intravitreal injection Potentially providing improved visual outcomes, increased durability, reduced treatment burden that can lead to improved benefit to risk *Based on pre-clinical studies Concentration (ng/mL) Time, days Concentration (ng/mL) Time, days

INDICATION STUDY DRUG CURRENT STATUS Uveitis (macular edema associated with uveitis) XIPERE (triamcinolone acetonide ophthalmic suspension) for Suprachoroidal Injection DME (diabetic macular edema) XIPERE Wet AMD Proprietary Compound(s) DME Proprietary Compound(s) Usher Syndrome Gene Therapy Focused Pipeline of SCS Treatments For Multiple Blinding Eye Diseases PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA

UVEITIS One of the World’s Leading Causes of Blindness

The Opportunity First Treatment for Macular Edema Associated with Uveitis Primary Need An approved therapy that targets vision impairment due to the underlying macular edema associated with all uveitis The Problem Inflammation creates sight threatening macular edema No approved treatment for macular edema associated with uveitis No approved treatments for all anatomic locations of uveitis Oral corticosteroids often prescribed when disease is local to the eye

# Current Treatment Paradigm for Uveitis

**Corticosteroids = most common treatment**
for uveitis complications

**350,000 patients**
US uveitis patients

**~115,500 patients**
33-47% macular edema

**210,000 eyes**
82% disease in both eyes

Topical steroid for anterior uveitis

| Periocular (Sub-tenon) 20 mg TA | Sustained release dexamethasone implant (Ozurdex®) | Intravitreal 4 mg TA | Oral steroids |
|---|---|---|---|

**Current treatments**

Note: TA = triamcinolone acetonide

* Ophthalmologists with uveitis / retina fellowship who see ≥ 5 patients with macular edema secondary to NIU

Sources: 1) Target Ophthalmologist ATU, May 2018; 2) Lardenoye, C. et al. Ophthalmology 113.8 (2006): 1446-1449.

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CLEARSIDE BIOMEDICAL

Status of Current Therapy in Macular Edema Associated with Uveitis The POINT Study1,3 1. Thorne, 2018; study was conducted and funded by the NEI 2. 2nd injections were based on macular edema criteria, either because of not improving or worsening edema 3. Clearside does not make any comparative claims regarding any products included in the POINT study 4. Protocol allowed week 8 for intravitreal and subtenon TA but suggested week 12 in the case of intravitreal Ozurdex Periocular (Sub-tenon or orbital floor) 40 mg TA (Kenalog®) Sustained release dexamethasone implant (Ozurdex®) Intravitreal 4 mg TA (TRIESENCE®) Macular Edema 23% 46% 39% Mean Visual Acuity 4.27 9.5 9.7 Rescue (2nd steroid dose given by week 8 or 12)2, 4 49% 56% 49% IOP lowering meds initiated 24% 33% 31% POINT Study Conclusion: Intravitreal TA and intravitreal dexamethasone implant were superior to Periocular TA in visual acuity improvements in uveitic macular edema subjects

PEACHTREE Pivotal Phase 3 Clinical Trial Testing XIPERE in CME Involved Uveitis 3:2 randomization of XIPERE vs. sham injection; 160 subjects total Primary endpoint at 6 months; superiority of best corrected visual acuity outcome from treatment CONTROL Week-2 Day 0 Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Screening (2 weeks) Active Arm: XIPERE Control Arm: Control injection procedure Randomization Phase (6 months) Enrollment XIPERE XIPERE CONTROL Two-arm, randomized, controlled, double-masked, multi-center trial at ~60 clinical sites

46.9% (n=45) 15.6% (n=10) % subjects gaining ≥15 ETDRS letters in BCVA from baseline PEACHTREE Met Its Primary Endpoint ETDRS BCVA Proportion of subjects in each arm gaining ≥ 15 ETDRS letters in BCVA from baseline at Week 24 p<0.001 N=96 N=64

PEACHTREE Met Its Secondary Endpoint Mean Change from Baseline in CST at Week 24 in Microns Mean change from baseline at week 24 in central retinal thickness (microns) 480.9 µm: active arm; 525.4 µm: control arm p<0.001 Baseline retinal thickness (microns) N=96 N=64 Intention-to-treat (ITT) Source: Tables 14.2.5.1; 14.2.6.1.1

Vision Gained Rapidly and Sustained Through Week 24 Mean Change in BCVA in ETDRS Letters by Visit Baseline ETDRS letters read 54.7: active arm; 53.5: control arm Mean change at each visit from baseline in BCVA in ETDRS letters read p<0.001 Source: Table 14.2.3.1

Subject Rescue: Kaplan-Meier Proportion of Subjects Not Rescued Time to Rescue (days) Active Control + Censored Over 85% of subjects in the Active arm did not require rescue therapy, compared to 28% of subjects in the Control arm

Starting at week 8, approx. 50% of the Active subjects could read 70 or more ETDRS letters (20/40) This improvement was sustained through the 24 weeks of the trial % Subjects Reading 20/40 or Better Legal Driving Vision in Most States Percent Subjects Baseline Week 24 Baseline Week 24

% subjects with scores of zero at week 24 *Standardization of Uveitis Nomenclature XIPERE Resolved Inflammation in 2 of 3 Subjects in PEACHTREE Resolution of each of these three signs of inflammation on the SUN* scales is clinically and statistically significant In subjects with scores of 2 or greater in vitreous haze, 40.9% experienced resolution in the active arm, compared to 0% of subjects in the control arm

Subjects From Each of the Four Anatomic Subtypes of Uveitis Treated with XIPERE Achieved Significant Visual Improvement Intention-to-treat population, last observation carried forward. Intermediate p=0.032 Visit Week p=0.016 Visit Week Anterior Mean change in BCVA (ETDRS letters read) p=0.005 Posterior Visit Week Mean change in BCVA (ETDRS letters read) p=0.020 Panuveitis Visit Week Active Arm Control Arm

Safety: Elevated IOP “Elevated IOP” includes (a) increased IOP, (b) ocular hypertension, and (c) glaucoma AE = adverse event; IOP, intraocular pressure. ** intravitreal OZURDEX® (dexamethasone intravitreal implant) and subtenon and intravitreal triamcinolone acetonide N=11/96 N=10/64 Percent Subjects IOP AE Rates Among All 160 Subjects IOP AE Rates Among 64 Control Subjects N=10/38 Percent Subjects (N=18) (N=8) (N=38) IOP lowering medications were initiated in 7.3% and 9.4% subjects in the XIPERE and control arms respectively

Safety: Cataracts in XIPERE and Control Arms Percentage of cataract AEs Mar-2018 | NIU program | P3, PEACHTREE, trial | Topline data % Cataract AEs in Each Arm No cataract surgeries in this trial

Specialists Perceive High Unmet Need Among Current Therapies, with Greatest Concern Over Elevated IOP Perceived Unmet Need for treating ME Secondary to NIU Top Unmet Needs in Treating ME Secondary to NIU No unmet need Very high unmet need Source: Target Ophthalmologist ATU, May 2018

When Introduced to XIPERE Profile, ~70% of Specialists React Favorably and Are Interested in Using Overall Reaction to XIPERE Interest in Using XIPERE Not at all favorable Very favorable Not at all interested Very interested “When you’ve got a drug that is that same you’ve been using all along but you can deliver more efficiently and comfortably – that’s a winner” -Academic uveitis specialist Source: Target Ophthalmologist ATU, May 2018

Preparing for Launch Establish & Educate on Scientific Platform Define Regulatory & Brand Strategy Scale & Prepare Organization Ensure Product Access & Availability XIPERE Core Launch Team Key Focus Areas: Physician and patient education Injection training for the physicians Reimbursement support

DME Potential Path Forward for XIPERE as a Monotherapy

The Opportunity In Treating DME Primary Need The Problem DME course and response to anti-VEGF injection is largely variable 40% and 55% of patients have continued macular edema in years 2 and 3, respectively, even after monthly intravitreal anti-VEGF injections High burden for DME patients leading to poor compliance Improved resolution of edema and lower burden of care for diabetic patients

Current Treatment Paradigm for DME Eylea, Lucentis, and off-label Avastin® Sustained release steroid (Ozurdex®) Intravitreal Triamcinolone Acetonide 8.3 M patients Diabetic Retinopathy patients in U.S. 2nd Line treatment 1.1 M patients Diabetic Macular Edema (DME) patients 1 2 3 1st Line treatment

TYBEE Design for Phase 2 DME Clinical Trial Any additional treatment based on as needed criteria at Week 16 and Week 20 will be intravitreal Eylea Evaluate at 6 months Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Enrollment Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Control arm: Intravitreal Eylea only (n=35) Combination arm: Intravitreal Eylea + XIPERE (n=36) Controlled, masked, randomized study of combination XIPERE + intravitreal Eylea vs. intravitreal Eylea alone Evaluation at Month 6; treatment is based on PRN criteria from Month 3 Primary outcome measure is comparison of mean change from baseline in BCVA at 24 weeks between the combination arm and the control arm. The study was powered and designed to show that the mean change in BCVA is not different between the two arms. As needed Eylea As needed Eylea Intravitreal Eylea XIPERE + Intravitreal Eylea

Mean change from baseline in BCVA by visit Error bars are 90% confidence intervals of the means Baseline BCVA in ETDRS letters: 58: control arm; 57: active arm Quarterly Treatments with XIPERE and Anti-VEGF Showed Similar Outcomes to Anti-VEGF Given Monthly XIPERE appears to be able to extend visual gains: data from XIPERE and anti-VEGF at week 12 and week 24 show similar outcomes compared to anti-VEGF alone given monthly Combination Combination Control Control

Lesson 1: Improved Central Subfield Thickness (CST) Mean change from baseline in CST (microns) Wk04 Wk08 Wk12 Wk16 Wk24 Wk20 Day 0 Each arm shows a statistically significant improvement in CST from baseline at week 24 (*p<0.001)

Lesson 2: Resolution* of CST By Visit *Defined as CST <300 microns | CST: central subfield thickness A significantly greater percentage of subjects in the Combination arm showed resolution* in their CST at the week 4 visit (p<0.01) compared to those in the Control arm The greater resolution in CST appeared to be sustained through each visit through week 24 in the trial Percent subjects with CST <300 microns

Lesson 3: Combination Arm Achieved Equivalent Vision with Fewer Treatments Number of additional Eylea Injections in the PRN stage (1) ~50% fewer treatments through week 12 ~57% fewer treatments in the PRN period (p=0.03) (1) p=0.03

# Path Forward in DME

Treatment burden and patient compliance are significant barriers to optimal treatment in DME

## Real world data demonstrates patients missing out on visual gains

- DME subjects receive 3-7 anti-VEGF injections and gain ~5 letters in vision
- Phase 3 trials demonstrate that compliant subjects have the potential to gain ~10 to 12 letters*

## Current anti-VEGFs require retreatment every 4 to 8 weeks

- Subjects gained approximately 10 letters and were maintained for 12 weeks with XIPERE + intravitreal Eylea in TYBEE
- XIPERE has the potential to maintain visual gains on a quarterly dosing regimen and could address treatment burden in DME patients

## Plan to advance clinical development of XIPERE monotherapy into the therapeutic rotation with anti-VEGF for DME

* Lucentis PI, 2018; Eylea PI, 2018
Holekamp AJO July 2018
Ciulla AAO 2018 https://doi.org/10.1016/j.oret.2018.06.004

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CLEARSIDE BIOMEDICAL

The SCS Platform Nonclinical

Like TA, Small Molecules offer Unique Distribution and Durability Small molecule compounds evaluated exhibiting lower solubility result in favorable pharmacokinetic and ocular distribution profiles.

Suprachoroidal (SC) Injection Offers Potential for Safe, Targeted, and Efficient Ocular Gene Therapy Targeted treatment of posterior tissues possible via SC injection Spread of injectate flows circumferentially and posteriorly Safety Avoids the risks of sub-retinal surgery Does not require detachment of the photoreceptors from the RPEs, without associated risk of iatrogenic injection to already compromised disordered retina SC injection procedure training is minimal Access to care Does not require specialized gene therapy surgery treatment centers In-office SC injection procedure is less expensive than surgical procedures Procedure time is significantly less than standard sub-retinal procedure Source: Szilárd Kiss, MD, Macula Society Presentation February 2019

DNA Nanoparticles Transfect the Retina and Choroid Source: Szilárd Kiss, MD, Macula Society Presentation February 2019

DNA Nanoparticles Offer Potential for Safe, Efficacious, and Repeat Dosing Ocular Gene Therapy Potential advantages: DNA nanoparticles versus viral vector-mediated gene therapy Unlike AAV (payload capacity of 5 kb), can transfer large genes (up to ~20 kb) Safety: non-immunogenic, without viral capsid proteins or pre-existing immunity Potential for repeat and greater dosing Efficacy in numerous ocular animal models Higher doses may be used to enhance transfection Manufacturing: simpler than viral-based gene therapy Potential disadvantages: DNA nanoparticles versus viral vector-mediated gene therapy Durability: may not represent one time therapy Source: Szilárd Kiss, MD, Macula Society Presentation February 2019

A WORLD WITHOUT BLINDNESS In Summary

14 U.S. Patents Total 3 Apparatus using loss-of-resistance technology 1 Administration of any anti-inflammatory drug to the suprachoroidal space by microinjection 1 Method of treating macular edema 2 Methods using loss-of-resistance technology Apparatus having / methods using an adjustable puncture member 3 Administration of any drug to the suprachoroidal space by microinjection 1 Administration of any drug to the eye by inserting a microinjector into the sclera 3 Opportunity is Well Protected 2025 2030 2027 Expiration U.S. 8,197,435 U.S. 8,636,713 U.S. 8,808,225 U.S. 9,788,995 2033 Expiration U.S. 9,572,800 U.S. 9,636,332 U.S. 9,931,330 2035 Expiration U.S. 9,956,114 2035 2029 Expiration U.S. 7,918,814 2034 Expiration U.S. 9,180,047 U.S. 9,539,139 U.S. 9,636,253 U.S. 9,770,361 U.S. 9,937,075

# Accomplished Leadership Team With Deep Ophthalmic Experience

| | Experience | Years |
|---|---|---|
| **Daniel White**<br>President, CEO and Director | GSK, Stiefel, CIBA Vision, Alimera | 25 |
| **Thomas Ciulla, M.D., MBA**<br>Chief Medical Officer | Spark Therapeutics, Indiana University School of Medicine | 27 |
| **Charles Deignan**<br>Chief Financial Officer | AtheroGenics, AAIPharma, Schering-Plough | 27 |
| **Brion Raymond**<br>Chief Commercial Officer | Genentech, Carl Zeiss Meditec, Xoma | 14 |
| **Leslie Zacks**<br>General Counsel and Chief Compliance Officer | Arbor, Shionogi | 24 |
| **Rafael Andino**<br>VP, Engineering & Manufacturing | CR Bard, CIBA Vision, Dupont, GE, IBM | 26 |
| **Carol Hoang, Pharm.D.**<br>VP, Medical Affairs | DigiSight, Novartis, Genentech, BMS | 17 |
| **Viral Kansara, Ph.D.**<br>VP, Discovery | Novartis, Merck, Alcon | 12 |
| **Jennifer Kissner, Ph.D.**<br>VP, Clinical Development | Alcon, Acucela | 17 |
| **Rick McElheny**<br>VP, Business Development | Sanofi, MEDA, Vidara | 18 |
| **Lester Rodríguez**<br>VP, Quality | Pharma Tech, Ciba Vision, Novartis, Shionogi | 30 |

**Ophthalmic Experience**

Alcon
ALIMERA SCIENCES
CIBA VISION
Genentech
MERCK
NOVARTIS
SHIONOGI
Spark THERAPEUTICS

41

Multiple Upcoming Milestones Uveitis FDA acceptance of NDA PDUFA date – Oct. 19, 2019 U.S. Launch – Q1 2020 EMA application Other Pipeline Presentation of data on suprachoroidal platform at medical meetings DME program next steps Additional nonclinical results from preclinical gene therapy programs Additional preclinical data on small molecule programs 2019 & 2020

Investment Summary Lead product candidate, XIPERE, for the treatment of macular edema associated with uveitis Pivotal Phase 3 PEACHTREE trial success NDA submitted in Q4 2018 with October 19, 2019 PDUFA If approved, XIPERE would be the first therapy with this indication If approved, formal launch for XIPERE anticipated in Q1 2020 Exclusive and proprietary access to the back of the eye through the SCS Technology and approach well protected with 14 patents Suprachoroidal platform includes late-stage and nonclinical product candidates targeting multiple blinding eye diseases Large and growing retinal market opportunity: ~5 million patients in U.S. treated by approx. 1,900 uveitis and retina specialists

THANK YOU! We see a world without blindness; relentlessly pursuing transformative, elegant, precise solutions to restore and preserve vision.